UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06292

UBS Investment Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036-6797

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2018

Item 1.  Reports to Stockholders.

UBS U.S. Allocation Fund

Annual Report | August 31, 2018

UBS U.S. Allocation Fund

October 1, 2018

Dear shareholder,

We present you with the annual report for UBS US Allocation Fund (the "Fund") for the 12 months ended August 31, 2018.

Performance

Over the 12 months ended August 31, 2018, the Fund's Class A shares gained 10.24% before deducting the maximum sales charge and returned 4.17% after deducting the maximum sales charge. During the same period, the Fund's primary benchmark, the S&P 500 Index,1 which tracks large cap US equities, rose 19.66%. Since the Fund invests in both stocks and bonds, we believe it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Benchmark (the Fund's secondary benchmark),2 which gained 12.68% during the period. (Returns for all share classes over various time periods and descriptions of the indices are shown in "Performance at a glance" on page 6; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

Market commentary

The lengthy US economic expansion continued during the reporting period. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a 2.8% seasonally adjusted annualized rate during the third quarter of 2017. GDP growth then moderated to 2.3% and 2.2% during the fourth quarter of 2017 and the first quarter of 2018, respectively. Finally, GDP grew at a 4.2% rate during the second quarter. This represented the strongest pace since the third quarter of 2014.3 The initial estimate for third quarter 2018 GDP will not be released until late October 2018.

As expected, the US Federal Reserve Board (the "Fed") continued to normalize monetary policy during the reporting period. Starting in October 2017, the Fed began reducing its sizable balance sheet. In addition, the Fed raised rates in December 2017, March 2018 and June 2018. Finally, on September 26, 2018—after the reporting period ended—the Fed again raised rates, pushing the federal funds rate to a range between 2.00% and 2.25%. The Fed currently anticipates making one additional 0.25% rate hike before the end of the year, while continuing to pare its balance sheet.

The US stock market generated strong results during the reporting period. The market rallied over the first five months of the period, driven by generally strong corporate profits, expectations for accelerating growth and the passage of the tax reform bill. The market then experienced a setback in February 2018. This turnaround was driven by concerns that the Fed may take a more aggressive approach in terms of raising interest rates. Against this backdrop, US stocks experienced their first correction (a decline of at least 10%) in two years on February 10, 2018.

UBS U.S. Allocation Fund

Investment Objective:

Total return, consisting of long-term capital appreciation and current income

Portfolio Managers:

Alan Zlatar
Paul Lang
UBS Asset Management
(Americas) Inc.

Commencement:

Class A—May 10, 1993
Class C—July 22, 1992
Class P (formerly Class Y)—May 10, 1993

Dividend payments:

Annually, if any

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Blomberg Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

3  Based on the Commerce Department's final reading for second quarter 2018 GDP announced on September 27, 2018, after the reporting period had ended.

UBS U.S. Allocation Fund

However, the market rallied over the last five months of the period as corporate profits were robust—offsetting concerns over a global trade war. All told, the US stock market, as measured by the S&P 500 Index, gained 19.66% for the 12 months ended August 31, 2018.

The overall US fixed income market generated weak results during the reporting period. US Treasury yields moved sharply higher as investors anticipated rising inflation and the Fed continued to push interest rates higher. For the 12-month period as a whole, the yield on the US 10-year Treasury rose from 2.12% to 2.86% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,4 returned -1.05% for the 12 months ended August 31, 2018. Riskier fixed income securities posted mixed results over the period. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,5 gained 3.22% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 returned -4.64%.

Portfolio commentary

What worked

•  From a market allocation perspective, an overweight to US equities, an underweight to US fixed income, and underweight to US high yield contributed to relative performance during the reporting period.

•  In the US Equity Core portion of the Fund, stock selection in the energy and materials sectors was the largest contributors to performance. On an individual stock basis, the largest contributors included:

  • Amazon.com aided performance as the company continued to report strong retail growth and robust profitability gains for the company's AWS cloud computing service. We believe that Amazon.com is a secular winner in retail and public enterprise cloud computing.

  • Micron Technology's share price soared as the company improved profitability, its competitive position and rationalized its structure. We believe that the company is still priced at attractive levels relative to its ultimate earnings power and that its balance sheet is sufficiently capitalized.

  • Hess Corp's outperformance can be attributed to improving market perception of the value of its Guyana discoveries, as an updated view on reserves and production has been much higher than market consensus.

•  In the US Equity Core portion of the Fund, an underweight in utilities was positive for relative performance.

4  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Allocation Fund

•  In the US growth equity portion of the Fund, stock selection in the information technology and consumer staples sectors contributed to performance. A number of holdings were additive for performance, including:

  • Amazon.com aided performance as the company continued to report strong retail growth and robust profitability gains for the company's AWS cloud computing service. We believe that Amazon.com is a secular winner in retail and public enterprise cloud computing.

  • Shares of Square, Inc. outperformed, driven by the strong growth in its high margin software and services revenue lines, both of which exceeded expectations. The company also experienced accelerating growth in its food delivery service, along with continued uptake of instant deposit and debit cards. Growth in downloads of the SQ cash app, together with growth in debit card and person-to-person transactions, has raised expectations that SQ cash can evolve into a platform where additional consumer finance revenue streams can develop.

  • ServiceNow performed well as investors anticipated continued Total Addressable Market (TAM) expansion and share gains for the company's service management architecture. We believe the company continues to penetrate existing accounts with new services products beyond its core information technology services software. In addition, security, customer service and physical asset management remain promising areas for the company.

•  In the US growth equity portion of the Fund, overweights to information technology and consumer discretionary, along with underweights to consumer staples and real estate, were beneficial for relative results.

•  Relative to the benchmark, the use of fixed income and equity derivatives (futures, options, and swaps) contributed to the Fund's results.

What didn't work

•  Overall, asset allocation detracted from performance during the reporting period.7

  – We began the reporting period overweight US equities and US fixed income versus the Index, with a 69.0% and 31% allocation, respectively, with a 0.0% target weight to cash.

  – At the end of the reporting period, the Fund was allocated as follows: US equities—68.5%; US investment grade bonds—18.5%; US high yield bonds—0.0%; US TIPS—5.0%; cash—8.0%. For comparison purposes, neutral Index weights for the Fund are 65.0% equities and 35.0% fixed income.

  We tactically adjusted the portfolio during the 12-month period given the changing economic and market environment. We reduced our overweight to equities and increased our underweight to fixed income in favor of cash in the beginning of the year given the uptick in geopolitical risks worldwide. While we maintained a larger than usual cash allocation for much of 2018 to date, we added back to our overweight to equities at the expense of fixed income in June 2018, given an improved growth outlook and still accommodative monetary policy globally. With above trend economic growth and closing or closed output gaps, we expect upward pressure on inflation, which supported our decision to add exposure to US Treasury Inflation-Protected Securities ("TIPS") and reduce duration stance of our fixed income allocation.

  • From a market allocation perspective, a preference for US large-cap value stocks and short exposure to NASDAQ 100 relative to the S&P 500 Index detracted from performance.

7  Allocations include derivative exposure.

UBS U.S. Allocation Fund

•  In the US growth equity portion of the Fund, security selection in the industrials and health care sectors detracted from results. On an individual stock basis, the largest detractors included:

  • Allergan underperformance was partly due to investor rotation away from specialty pharmaceutical stocks and partly the result of some investors de-risking given the expectations for a ruling on the company's dry-eye drug Restasis patent franchise. Our base case assumes a mostly negative ruling. While the near term impact for the stock would be under pressure if ruling is negative, we do not believe investors appreciate the company's earnings power without the drug. We continue to hold this stock.

  • Celegene reported a disappointing third quarter 2017 results and lowered guidance, causing the stock to react negatively. Lingering fears about competitive position for its Revlimid franchise, combined with clinical milestones in the research and development (R&D) pipeline, have put near term caution on the stock for some investors. While we see opportunity in their R&D pipeline to add value over time, we sold our position given the current challenges to the company's earnings growth.

  • Illinois Tool Works underperformed as investors shifted exposure away from short cycle industrials as trade war fears continued. In addition, organic growth in the company's first quarter was lighter than the guided range, with autos and consumer facing end markets weaker than expected. The company is a well-diversified, high quality industrial with high return on invested capital and has done a good job at operating margin expansion over the past several years. However, we sold our position within the US growth equity portion to fund ideas with more attractive risk/reward characterizes given the challenged macro backdrop.

•  From the sector allocation perspective in the US equity core portion of the Fund, an underweight in information technology and an overweight in industrials had a negative impact on performance.

•  Securities selection in information technology and consumer discretionary sectors detracted the most from returns in the US Equity Core portion of the Fund. On an individual stock basis, the largest detractors included:

  • Newell Brands' share price weakness can be attributed to several factors affecting profitability of the business, including input cost pressures and tariffs. We believe that there is a lot of value to be unlocked from the company's restructuring plan. We continue to hold this stock.

  • Shares of Philip Morris underperformed due to a slower than expected conversion rate to IQOS (a heating tobacco system) from older smokers in the core Japanese market. This led to concerns that IQOS may have hit an earlier than expected growth plateau. We continue to hold this stock.

  • Western Digital's shares underperformed due to the continuing controversy regarding the competitive state of the memory industry, the near term prognosis for memory prices and the potential impact of tariffs. We continue to hold this stock.

•  Relative to the benchmark, the use of fixed income derivatives detracted from the Fund's results. These derivative instruments, which were utilized to manage the Fund's fixed income exposure, were a headwind for performance.

UBS U.S. Allocation Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/am-us.

Sincerely,

Igor Lasun President UBS U.S. Allocation Fund Executive Director UBS Asset Management (Americas) Inc.	Alan Zlatar Portfolio Manager UBS U.S. Allocation Fund Executive Director UBS Asset Management (Americas) Inc.

Paul Lang Portfolio Manager UBS U.S. Allocation Fund Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended August 31, 2018. The views and opinions in the letter were current as of October 1, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*  Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 08/31/2018	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	10.24%	9.41%	7.26%
Class C2	9.53	8.62	6.46
Class P3	10.52	9.72	7.57
After deducting maximum sales charge
Class A1	4.17	8.18	6.65
Class C2	8.53	8.62	6.46
S&P 500 Index[4]	19.66	14.52	10.86
UBS U.S. Allocation Fund Benchmark[5]	12.68	10.29	8.84
Lipper Flexible Portfolio Funds median	5.20	5.64	5.31

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 09/30/2018	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	8.11%	8.71%	8.23%
Class C2	7.49	7.93	7.44
Class P3	8.39	9.01	8.55
After deducting maximum sales charge
Class A1	2.16	7.49	7.62
Class C2	6.49	7.93	7.44

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 29, 2017 prospectuses, were as follows: Class A—1.02% and 1.02%; Class C—1.77% and 1.77%; and Class P—0.74% and 0.74%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Asset Management (Americas) Inc. have entered into a written agreement, separate from UBS AM's investment advisory agreement with the Fund, whereby UBS AM has agreed to permanently reduce its management fees based on the Fund's average daily net assets to the following rates: $0 to $250 million: 0.50%; in excess of $250 million up to $500 million: 0.45%; in excess of $500 million up to $2 billion: 0.40%; over $2 billion: 0.35%. Effective December 29, 2017, UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, so that the ordinary total annual operating expenses of each class through December 31, 2018 (excluding dividend expense, borrowing costs and interest expense relating to short sales, and expenses attributable to investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) would not exceed 1.15% for Class A, 1.90% for Class C and 0.90% for Class P.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. As of July 12, 2018, Class C shares ceased paying 12b-1 distribution fees. See notes to financial statements — Subsequent events for additional information.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Bond Index, and 5% ICE BofAML US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS U.S. Allocation Fund

Illustration of an assumed investment of $10,000 in Class C shares of the Fund (unaudited)

The following graph depicts the performance of UBS U.S. Allocation Fund Class C shares versus the S&P 500 Index and the UBS U.S. Allocation Fund Benchmark over the 10 years ended August 31, 2018. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that the Fund is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

UBS U.S. Allocation Fund

UBS U.S. Allocation Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2018 to August 31, 2018.

Actual expenses (unaudited)

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning account value March 1, 2018	Ending account value August 31, 2018	Expenses paid during period[1] 03/01/18 to 08/31/18	Expense ratio during the period
Class A	Actual	$1,000.00	$1,047.10	$5.11	0.99%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.21	5.04	0.99
Class C	Actual	1,000.00	1,044.50	7.94	1.54
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.44	7.83	1.54
Class P	Actual	1,000.00	1,048.70	3.77	0.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.53	3.72	0.73

1  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics—August 31, 2018 (unaudited)

Top ten equity holdings[1]	Percentage of net assets
Amazon.com, Inc.	2.6%
Facebook, Inc., Class A	1.2
Microsoft Corp.	1.2
Visa, Inc., Class A	1.2
American Express Co.	1.0
JPMorgan Chase & Co.	1.0
Wells Fargo & Co.	0.9
Marsh & McLennan Cos., Inc.	0.9
Allergan PLC	0.8
Alphabet, Inc., Class A	0.8
Total	11.6%
Top ten long-term fixed income holdings[1]	Percentage of net assets
US Treasury Inflation Index Note (TIPS), 0.625% due 04/15/23	5.0%
US Treasury Note, 2.375% due 03/15/21	1.5
US Treasury Note, 2.875% due 05/15/28	1.0
Federal National Mortgage Association Certificate, 3.500% due 02/01/48	0.8
Federal National Mortgage Association Certificate, 3.500% due 12/01/47	0.8
US Treasury Note, 2.875% due 07/31/25	0.7
US Treasury Bond, 3.125% due 05/15/48	0.6
US Treasury Note, 2.625% due 06/30/23	0.6
US Treasury Note, 2.500% due 06/30/20	0.6
Federal National Mortgage Association Certificate, 4.000% due 06/01/47	0.6
Total	12.2%
Top five issuer breakdown by country or territory of origin[1]	Percentage of total investments
United States	94.0%
Ireland	1.4
Bermuda	0.9
Cayman Islands	0.6
United Kingdom	0.6
Total	97.5%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund

Portfolio statistics—August 31, 2018 (unaudited) (concluded)

Asset allocation[1]	Percentage of net assets
Common stocks	43.9%
US government obligations	11.3
Corporate bonds	10.1
Investment companies	5.8
Mortgage & agency debt securities	5.7
Asset-backed securities	2.7
Commercial mortgage-backed securities	2.4
Non-US government obligations	0.5
Municipal bonds and notes	0.2
Loan assignment	0.0	*
Preferred stock	0.0	*
Options purchased, futures, and swaps	0.3
Cash equivalents and other assets less liabilities	17.1
Total	100.0%

*  Weighting represents less than 0.05% of the Fund's net assets as of the dates indicated.

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2018

	Number of shares	Value
Common stocks—43.87%
Aerospace & defense—0.43%
Spirit AeroSystems Holdings, Inc., Class A	13,055	$1,116,203
Airlines—0.50%
Delta Air Lines, Inc.	22,018	1,287,613
Auto components—0.56%
Aptiv PLC	16,346	1,438,611
Banks—1.01%
First Republic Bank	3,802	386,245
Wells Fargo & Co.	37,944	2,218,965
		2,605,210
Biotechnology—2.00%
Alexion Pharmaceuticals, Inc.*	5,961	728,673
Alnylam Pharmaceuticals, Inc.*	5,763	706,947
Bio-Rad Laboratories, Inc., Class A*	2,902	944,020
Bluebird Bio, Inc.*	1,186	199,604
Coherus Biosciences, Inc.*,1	15,654	315,428
Incyte Corp.*	17,020	1,257,948
Ironwood Pharmaceuticals, Inc.*,1	33,709	648,561
Lexicon Pharmaceuticals, Inc.*,1	28,368	328,218
		5,129,399
Building products—0.88%
Allegion PLC	14,900	1,299,578
Masco Corp.	25,519	968,956
		2,268,534
Chemicals—0.91%
Ashland Global Holdings, Inc.	11,399	959,796
Eastman Chemical Co.	7,127	691,533
The Sherwin-Williams Co.	1,477	672,891
		2,324,220
Commercial services & supplies—0.50%
MSA Safety, Inc.	7,529	761,107
Stericycle, Inc.*	8,613	531,336
		1,292,443
Communications equipment—0.27%
Arista Networks, Inc.*	2,353	703,500
Consumer finance—1.66%
American Express Co.	24,759	2,623,959
Synchrony Financial	51,587	1,633,760
		4,257,719
Distributors—0.41%
LKQ Corp.*	30,169	1,041,434
Diversified financial services—1.67%
CBOE Global Markets, Inc.	4,024	405,619
JPMorgan Chase & Co.	21,616	2,476,761
Voya Financial, Inc.	27,908	1,397,354
		4,279,734
	Number of shares	Value
Common stocks—(continued)
Electrical equipment—0.53%
Rockwell Automation, Inc.	4,343	$785,909
Sensata Technologies Holding PLC*	11,082	586,792
		1,372,701
Electronic equipment, instruments & components—0.67%
Jabil, Inc.	21,508	635,777
Universal Display Corp.[1]	8,836	1,081,526
		1,717,303
Energy equipment & services—0.12%
Halliburton Co.	7,641	304,799
Equity real estate investment trusts—0.64%
Simon Property Group, Inc.	9,029	1,652,578
Food & staples retailing—0.41%
Walgreens Boots Alliance, Inc.	15,241	1,044,923
Food products—0.38%
Mondelez International, Inc., Class A	23,082	986,063
Health care equipment & supplies—0.65%
Abbott Laboratories	12,717	850,004
The Cooper Cos., Inc.	3,190	815,938
		1,665,942
Health care providers & services—1.40%
Anthem, Inc.	3,219	852,166
Laboratory Corp. of America Holdings*	5,007	865,560
UnitedHealth Group, Inc.	7,002	1,879,757
		3,597,483
Hotels, restaurants & leisure—0.56%
Norwegian Cruise Line Holdings Ltd.*	17,606	943,858
Yum! Brands, Inc.	5,701	495,360
		1,439,218
Household durables—0.68%
Mohawk Industries, Inc.*	2,775	531,662
Newell Brands, Inc.[1]	56,451	1,226,116
		1,757,778
Insurance—1.30%
Marsh & McLennan Cos., Inc.	25,697	2,174,737
MetLife, Inc.	25,535	1,171,801
		3,346,538
Internet & catalog retail—3.17%
Amazon.com, Inc.*	3,297	6,635,905
Booking Holdings, Inc.*	310	604,980
Ctrip.com International Ltd., ADR*	6,552	256,511
Expedia Group, Inc.	4,842	631,881
		8,129,277
Internet software & services—2.69%
Alibaba Group Holding Ltd., ADR*	3,820	668,538
Alphabet, Inc., Class A*	1,724	2,123,624
Facebook, Inc., Class A*	17,722	3,114,287

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2018

	Number of shares	Value
Common stocks—(continued)
Internet software & services—(concluded)
GoDaddy, Inc., Class A*	8,383	$682,879
Tencent Holdings Ltd., ADR	7,643	329,719
		6,919,047
IT services—1.95%
MasterCard, Inc., Class A	1,812	390,595
Square, Inc., Class A*	5,857	519,165
Visa, Inc., Class A	20,715	3,042,826
Worldpay, Inc., Class A*	10,775	1,049,377
		5,001,963
Machinery—1.69%
AGCO Corp.	16,190	965,895
Caterpillar, Inc.	2,716	377,117
Gardner Denver Holdings, Inc.*	54,770	1,531,369
Parker-Hannifin Corp.	4,286	752,622
Wabtec Corp.	6,532	707,546
		4,334,549
Media—0.50%
The Walt Disney Co.	11,453	1,282,965
Metals & mining—0.34%
Steel Dynamics, Inc.	19,064	871,797
Multiline retail—0.28%
Dollar General Corp.	6,698	721,576
Oil, gas & consumable fuels—1.11%
Concho Resources, Inc.*	7,571	1,038,363
Diamondback Energy, Inc.	2,775	335,997
Hess Corp.[1]	21,909	1,475,352
		2,849,712
Personal products—0.22%
The Estee Lauder Cos., Inc., Class A	4,015	562,582
Pharmaceuticals—1.49%
Allergan PLC	11,119	2,131,623
Johnson & Johnson	12,542	1,689,282
		3,820,905
Professional services—0.33%
Verisk Analytics, Inc.*	7,002	833,868
Road & rail—0.42%
Union Pacific Corp.	7,171	1,080,096
Semiconductors & semiconductor equipment—3.63%
Broadcom, Inc.	8,092	1,772,391
Cirrus Logic, Inc.*	14,118	620,486
Lam Research Corp.	3,899	674,878
Marvell Technology Group Ltd.	61,024	1,261,976
Microchip Technology, Inc.[1]	7,714	663,635
Micron Technology, Inc.*	28,122	1,476,968
NVIDIA Corp.	3,169	889,475
NXP Semiconductors NV*	7,461	694,918
Skyworks Solutions, Inc.	6,891	629,148
Teradyne, Inc.	15,560	640,916
		9,324,791
	Number of shares	Value
Common stocks—(concluded)
Software—3.98%
Activision Blizzard, Inc.	8,125	$585,813
Adobe Systems, Inc.*	2,850	751,004
Autodesk, Inc.*	5,607	865,440
Electronic Arts, Inc.*	5,296	600,619
Microsoft Corp.	27,169	3,051,894
Salesforce.com, Inc.*	13,821	2,110,190
ServiceNow, Inc.*	4,675	917,983
Take-Two Interactive Software, Inc.*	5,076	677,951
The Ultimate Software Group, Inc.*,1	2,124	657,739
		10,218,633
Specialty retail—1.29%
The Home Depot, Inc.	6,699	1,344,958
The Michaels Cos., Inc.*	48,971	832,017
The TJX Cos., Inc.	10,216	1,123,454
		3,300,429
Technology hardware, storage & peripherals—1.27%
Apple, Inc.	9,082	2,067,336
Western Digital Corp.	19,018	1,202,698
		3,270,034
Textiles, apparel & luxury goods—0.28%
NIKE, Inc., Class B	8,604	707,249
Tobacco—0.81%
Philip Morris International, Inc.	26,635	2,074,600
Wireless telecommunication services—0.28%
T-Mobile US, Inc.*	10,754	710,194
Total common stocks (cost—$91,546,030)		112,644,213
Investment companies—5.82%
iShares Russell 1000 Value ETF	77,650	9,869,315
SPDR S&P Oil & Gas Exploration & Production ETF[1]	120,000	5,080,800
Total investment companies (cost—$13,384,410)		14,950,115
Preferred stock—0.00%†
Financial services—0.00%†
Squaretwo Financial Corp.[2,3,4] (cost—$0)	35,000	0
	Face amount
US government obligations—11.34%
US Treasury Bonds 2.750%, due 08/15/42	$445,000	424,766
3.000%, due 05/15/47	121,000	120,409
3.000%, due 02/15/48	495,000	492,506
3.125%, due 02/15/43	435,000	442,884
3.125%, due 05/15/48	1,595,000	1,626,962
3.750%, due 11/15/43	395,000	445,656
US Treasury Inflation Index Bond (TIPS) 1.000%, due 02/15/48	260,564	265,992

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2018

	Face amount	Value
US government obligations—(concluded)
US Treasury Inflation Index Notes (TIPS) 0.500%, due 01/15/28	$413,720	$402,191
0.625%, due 04/15/23	12,883,261	12,806,096
US Treasury Notes 2.375%, due 04/30/20	645,000	642,531
2.375%, due 03/15/21	3,880,000	3,850,900
2.500%, due 06/30/20	1,490,000	1,486,508
2.625%, due 06/30/23	1,550,000	1,541,221
2.750%, due 05/31/23	25,000	25,005
2.875%, due 07/31/25	1,815,000	1,821,664
2.875%, due 05/15/28	2,475,000	2,475,387
2.875%, due 08/15/28	250,000	250,225
Total US government obligations (cost—$29,104,951)		29,120,903
Mortgage & agency debt securities—5.72%
Federal Home Loan Mortgage Corporation Certificates, 3.000%, due 11/01/46	305,104	295,332
3.000%, due 07/01/47	469,080	453,935
3.000%, due 08/01/47	400,582	387,616
4.000%, due 08/01/47	90,661	92,443
4.000%, due 11/01/47	303,615	309,332
4.000%, due 12/01/47	520,608	531,055
4.500%, due 06/01/47	343,628	357,162
5.000%, due 03/01/38	25,741	27,477
5.000%, due 11/01/38	1,251	1,321
5.500%, due 05/01/37	181,001	198,173
5.500%, due 08/01/40	25,120	27,119
6.500%, due 08/01/28	64,644	71,392
Federal National Mortgage Association Certificates, 1.875%, due 09/24/26	200,000	183,773
2.375%, due 01/19/23	590,000	579,482
3.000%, due 11/01/47	168,241	162,808
3.500%, due 01/01/47	296,359	294,820
3.500%, due 12/01/47	2,045,900	2,034,233
3.500%, due 02/01/48	2,143,894	2,131,684
4.000%, due 12/01/39	89,850	92,104
4.000%, due 02/01/41	49,618	50,881
4.000%, due 08/01/45	237,330	242,838
4.000%, due 06/01/47	1,420,160	1,446,372
4.000%, due 11/01/47	231,689	235,945
4.000%, due 07/01/48	1,287,015	1,310,661
4.500%, due 09/01/37	246,329	257,121
4.500%, due 07/01/47	265,042	275,230
5.000%, due 10/01/39	10,619	11,293
5.000%, due 05/01/40	16,850	17,982
5.500%, due 08/01/39	87,574	94,510
7.000%, due 08/01/32	147,228	166,819
7.500%, due 02/01/33	2,521	2,711
Government National Mortgage Association Certificate I, 4.000%, due 07/15/42	71,196	73,276
Government National Mortgage Association Certificates II, 3.000%, due 07/20/47	527,942	516,617
	Face amount	Value
Mortgage & agency debt securities—(concluded)
3.000%, due 08/20/47	$396,892	$388,357
3.000%, due 09/20/47	639,181	625,397
4.500%, due 08/20/48	425,000	442,003
6.000%, due 11/20/28	593	649
6.000%, due 02/20/29	1,431	1,566
6.000%, due 02/20/34	274,753	290,577
Total mortgage & agency debt securities (cost—$14,907,172)		14,682,066
Asset-backed securities—2.69%
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class D, 2.540%, due 06/08/20	200,000	199,972
Series 2018-1, Class D, 3.820%, due 03/18/24	175,000	175,656
Capital Auto Receivables Asset Trust, Series 2015-4, Class D, 3.620%, due 05/20/21	125,000	125,567
Series 2016-3, Class D, 2.650%, due 01/20/24	125,000	124,100
Capital One Multi-Asset Execution Trust, Series 2005-B3, Class B3, 3 mo. USD LIBOR + 0.550%,
2.889%, due 05/15/28[5]	350,000	344,540
Dell Equipment Finance Trust, Series 2018-1, Class C, 3.530%, due 06/22/23[6]	331,000	331,396
Series 2018-1, Class D, 3.850%, due 06/24/24[6]	210,000	210,327
Drive Auto Receivables Trust, Series 2015-BA, Class D, 3.840%, due 07/15/21[6]	296,358	297,849
Series 2015-DA, Class D, 4.590%, due 01/17/23[6]	200,000	202,996
Series 2016-BA, Class C, 3.190%, due 07/15/22[6]	292,263	292,607
Series 2017-1, Class D, 3.840%, due 03/15/23	125,000	125,737
Series 2017-2, Class B, 2.250%, due 06/15/21	295,743	295,408
Series 2017-2, Class C, 2.750%, due 09/15/23	150,000	149,693
Series 2017-3, Class B, 2.300%, due 05/17/21	200,000	199,599
Series 2018-1, Class A2, 2.230%, due 04/15/20	291,101	290,994
Series 2018-2, Class D, 4.140%, due 08/15/24	350,000	351,962
Exeter Automobile Receivables Trust, Series 2018-1, Class AD, 3.530%, due 11/15/23[6]	150,000	149,333
Invitation Homes Trust, Series 2018-SFR1, Class C, 1 mo. USD LIBOR + 1.250%,
3.310%, due 03/17/37[5,6]	150,000	150,698

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2018

	Face amount	Value
Asset-backed securities—(concluded)
PSNH Funding LLC, Series 2018-1, Class A3, 3.814%, due 02/01/35	$300,000	$304,521
Santander Drive Auto Receivables Trust, Series 2017-2, Class A3, 1.870%, due 12/15/20	568,024	567,336
Series 2017-2, Class D, 3.490%, due 07/17/23	150,000	149,800
Series 2017-3, Class D, 3.200%, due 11/15/23	325,000	322,225
Series 2018-2, Class C, 3.350%, due 07/17/23	225,000	224,538
Series 2018-2, Class D, 3.880%, due 02/15/24	225,000	224,294
Sofi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, due 02/25/27[6]	175,000	173,572
Series 2018-2, Class A2, 3.350%, due 04/26/27[6]	300,000	300,402
Series 2018-2, Class B, 3.790%, due 04/26/27[6]	200,000	199,508
Series 2018-3, Class B, 4.020%, due 08/25/27[6]	200,000	201,302
World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, due 04/15/25	225,000	217,954
Total asset-backed securities (cost—$6,902,003)		6,903,886
Commercial mortgage-backed securities—2.38%
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 1 mo. USD LIBOR + 2.100%,
4.163%, due 04/15/35[5,6]	200,000	200,725
Bank, Series 2017-BNK7, Class C, 4.192%, due 09/15/60[7]	200,000	193,362
BBCMS Trust, Series 2015-SRCH, Class A2, 4.197%, due 08/10/35[6]	350,000	361,220
BENCHMARK Mortgage Trust, Series 2018-B1, Class D, 2.750%, due 01/15/51[6]	350,000	279,012
CHT Mortgage Trust, Series 2017-COSMO, Class D, 1 mo. USD LIBOR + 2.250%,
4.313%, due 11/15/36[5,6]	375,000	376,659
Citigroup Commercial Mortgage Trust, Series 2017-P8, Class D, 3.000%, due 09/15/50[6]	300,000	237,255
COMM Mortgage Trust, Series 2015-CCRE24, Class A5, 3.696%, due 08/10/48	550,000	555,158
Series 2015-CCRE24, Class D, 3.463%, due 08/10/48[7]	150,000	127,331
	Face amount	Value
Commercial mortgage-backed securities—(concluded)
Series 2015-PC1, Class A4, 3.620%, due 07/10/50	$350,000	$352,564
Series 2016-DC2, Class A5, 3.765%, due 02/10/49	160,000	161,439
Series 2018-COR3, Class C, 4.713%, due 05/10/51[7]	127,000	128,330
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4, 3.808%, due 11/15/48	250,000	252,901
FREMF Mortgage Trust, Series 2017-K64, Class B, 4.117%, due 03/25/27[6,7]	50,000	49,215
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 1 mo. USD LIBOR + 3.900%,
5.494%, due 07/15/31[5,6]	155,365	156,301
Hilton USA Trust, Series 2016-SFP, Class B, 3.323%, due 11/05/35[6]	425,000	417,767
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8, Class D, 1 mo. USD LIBOR + 2.050%,
4.113%, due 02/15/35[5,6]	150,000	150,378
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	250,000	250,607
Series 2015-C29, Class D, 3.817%, due 05/15/48[7]	150,000	123,422
Series 2016-C2, Class D, 3.555%, due 06/15/49[6,7]	300,000	255,615
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class AS, 3.994%, due 12/15/49[7]	260,000	261,915
Series 2017-C34, Class C, 4.326%, due 11/15/52[7]	150,000	148,197
Morgan Stanley Capital I, Series 2017-HR2, Class C, 4.369%, due 12/15/50[7]	250,000	245,266
Series 2017-HR2, Class D, 2.730%, due 12/15/50	125,000	100,671
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class C, 4.998%, due 05/15/51[7]	150,000	150,948
Series 2018-C46, Class C, 5.146%, due 08/15/51	400,000	404,293
WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class D, 1 mo. USD LIBOR + 2.571%,
4.634%, due 11/15/29[5,6]	180,771	180,942
Total commercial mortgage-backed securities (cost—$6,188,808)		6,121,493

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2018

	Face amount	Value
Corporate bonds—10.09%
Aerospace & defense—0.06%
BBA US Holdings, Inc. 5.375%, due 05/01/26[6]	$10,000	$10,025
DynCorp International, Inc. 10.375% Cash, 1.500% PIK,
11.875%, due 11/30/20[8]	65,978	68,699
TransDigm, Inc. 6.500%, due 07/15/24	75,000	76,219
		154,943
Auto & truck—0.08%
IHO Verwaltungs GmbH 4.50% Cash, or, 5.25% PIK,
4.500%, due 09/15/23[6,8]	200,000	194,000
Auto loans—0.04%
General Motors Financial Co., Inc. 2.350%, due 10/04/19	50,000	49,698
3.700%, due 11/24/20	60,000	60,302
		110,000
Automobile OEM—0.13%
Ford Motor Co. 4.750%, due 01/15/43	60,000	49,639
7.450%, due 07/16/31	11,000	12,192
Ford Motor Credit Co. LLC 8.125%, due 01/15/20	150,000	158,910
General Motors Co. 6.750%, due 04/01/46	100,000	109,771
		330,512
Automotive parts—0.04%
Allison Transmission, Inc. 5.000%, due 10/01/24[6]	40,000	39,400
Meritor, Inc. 6.250%, due 02/15/24	50,000	50,807
		90,207
Banking-non-US—0.31%
Australia & New Zealand Banking Group Ltd. MTN 2.700%, due 11/16/20	50,000	49,511
Barclays Bank PLC 10.179%, due 06/12/21[6]	80,000	91,862
Barclays PLC 4.337%, due 01/10/28	305,000	291,925
HSBC Holdings PLC 6.500%, due 09/15/37	100,000	119,362
National Westminster Bank PLC, Series C 3 mo. USD LIBID + 0.250%, 2.625%, due 11/28/18[5,9]	80,000	64,560
Royal Bank of Scotland Group PLC (fixed, converts to FRN on 09/30/31), 7.648%, due 09/30/31[9]	50,000	61,937
Standard Chartered PLC (fixed, converts to FRN on 07/30/37), 7.014%, due 07/30/37[6,9]	100,000	103,750
		782,907
	Face amount	Value
Corporate bonds—(continued)
Banking-US—1.00%
BB&T Corp. MTN 2.625%, due 06/29/20	$140,000	$139,094
Capital One Bank USA N.A. 3.375%, due 02/15/23	70,000	68,457
Capital One Financial Corp. 3.750%, due 07/28/26	170,000	159,534
Citigroup, Inc. 5.500%, due 09/13/25	550,000	585,833
(fixed, converts to FRN on 01/30/23), 5.950%, due 01/30/23[9]	40,000	40,950
JPMorgan Chase & Co. (fixed, converts to FRN on 07/24/47), 4.032%, due 07/24/48	150,000	139,346
4.625%, due 05/10/21	260,000	269,170
Series V, (fixed, converts to FRN on 07/01/19),
5.000%, due 07/01/19[9]	75,000	75,623
Morgan Stanley 4.875%, due 11/01/22	170,000	177,084
Morgan Stanley GMTN 4.350%, due 09/08/26	265,000	263,746
The Goldman Sachs Group, Inc. 2.875%, due 02/25/21	120,000	119,007
5.150%, due 05/22/45	180,000	184,006
5.750%, due 01/24/22	100,000	106,908
The Goldman Sachs Group, Inc. MTN 3 mo. USD LIBOR + 1.100%, 3.414%, due 11/15/18[5]	170,000	170,356
Wells Fargo & Co. 5.375%, due 11/02/43	70,000	75,059
		2,574,173
Building materials—0.13%
Boise Cascade Co. 5.625%, due 09/01/24[6]	40,000	40,700
Builders FirstSource, Inc. 5.625%, due 09/01/24[6]	78,000	75,757
Jeld-Wen, Inc. 4.625%, due 12/15/25[6]	10,000	9,325
4.875%, due 12/15/27[6]	15,000	13,988
Masco Corp. 4.450%, due 04/01/25	80,000	81,240
New Enterprise Stone & Lime Co., Inc. 6.250%, due 03/15/26[6]	35,000	35,613
10.125%, due 04/01/22[6]	75,000	80,531
		337,154
Car rental—0.01%
Flexi-Van Leasing, Inc. 10.000%, due 02/15/23[6]	30,000	26,100
Chemicals—0.17%
Hexion, Inc. 6.625%, due 04/15/20	30,000	28,387
Kraton Polymers LLC/Kraton Polymers Capital Corp. 7.000%, due 04/15/25[6]	60,000	61,875

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2018

	Face amount	Value
Corporate bonds—(continued)
Chemicals—(concluded)
NOVA Chemicals Corp. 5.250%, due 06/01/27[6]	$75,000	$71,250
RPM International, Inc. 4.250%, due 01/15/48	50,000	44,453
The Sherwin-Williams Co. 3.450%, due 06/01/27	80,000	76,196
4.200%, due 01/15/22	60,000	61,243
Tronox, Inc. 6.500%, due 04/15/26[6]	50,000	49,000
W. R. Grace & Co.-Conn. 5.625%, due 10/01/24[6]	50,000	52,829
		445,233
Commercial services—0.20%
AECOM 5.125%, due 03/15/27	75,000	73,687
APX Group, Inc. 7.625%, due 09/01/23	70,000	63,088
Booz Allen Hamilton, Inc. 5.125%, due 05/01/25[6]	50,000	49,125
Brand Industrial Services, Inc. 8.500%, due 07/15/25[6]	15,000	15,413
Garda World Security Corp. 8.750%, due 05/15/25[6]	40,000	39,400
Harland Clarke Holdings Corp. 8.375%, due 08/15/22[6]	75,000	70,312
Michael Baker International LLC 8.750%, due 03/01/23[6]	70,000	69,037
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.250%, due 05/15/23[6]	69,000	73,920
RR Donnelley & Sons Co. 7.875%, due 03/15/21	50,000	52,688
		506,670
Consumer products—0.04%
Kimberly-Clark Corp. 3.625%, due 08/01/20	45,000	45,569
Party City Holdings, Inc. 6.125%, due 08/15/23[6]	50,000	50,750
6.625%, due 08/01/26[6]	5,000	5,037
		101,356
Consumer services—0.05%
Tutor Perini Corp. 6.875%, due 05/01/25[6]	30,000	30,525
XLIT Ltd. 6.250%, due 05/15/27	50,000	57,280
6.375%, due 11/15/24	40,000	44,929
		132,734
Diversified manufacturing—0.17%
Bombardier, Inc. 8.750%, due 12/01/21[6]	100,000	110,500
Eaton Corp. 2.750%, due 11/02/22	70,000	68,300
	Face amount	Value
Corporate bonds—(continued)
Diversified manufacturing—(concluded)
Illinois Tool Works, Inc. 2.650%, due 11/15/26	$110,000	$102,845
3.500%, due 03/01/24	110,000	110,992
Terex Corp. 5.625%, due 02/01/25[6]	35,000	34,737
		427,374
Electric-generation—0.04%
Calpine Corp. 5.375%, due 01/15/23	35,000	33,250
NRG Energy, Inc. 7.250%, due 05/15/26	75,000	81,000
		114,250
Electric-integrated—0.60%
Alabama Power Co. 6.000%, due 03/01/39	30,000	37,015
Berkshire Hathaway Energy Co. 3.750%, due 11/15/23	80,000	81,213
Covanta Holding Corp. 5.875%, due 07/01/25	55,000	54,833
DTE Electric Co. 3.700%, due 03/15/45	50,000	46,998
Exelon Corp. 3.400%, due 04/15/26	120,000	115,593
Exelon Generation Co. LLC 2.950%, due 01/15/20	170,000	169,381
Florida Power & Light Co. 5.950%, due 02/01/38	45,000	55,970
Georgia Power Co., Series C, 2.000%, due 09/08/20	100,000	97,634
Indiana Michigan Power Co., Series K, 4.550%, due 03/15/46	50,000	52,410
NextEra Energy Operating Partners LP 4.250%, due 09/15/24[6]	10,000	9,750
4.500%, due 09/15/27[6]	15,000	14,250
Northern States Power Co. 2.600%, due 05/15/23	50,000	48,556
3.600%, due 05/15/46	30,000	27,974
Oncor Electric Delivery Co. LLC 3.750%, due 04/01/45	40,000	38,272
Pacific Gas & Electric Co. 2.950%, due 03/01/26	80,000	72,435
5.800%, due 03/01/37	40,000	44,232
Qorvo, Inc. 5.500%, due 07/15/26[6]	30,000	30,150
Southern Power Co. 5.250%, due 07/15/43	60,000	62,424
Talen Energy Supply LLC 10.500%, due 01/15/26[6]	35,000	30,669
TerraForm Power Operating LLC 5.000%, due 01/31/28[6]	15,000	14,044
The Cleveland Electric Illuminating Co. 5.950%, due 12/15/36	100,000	118,122

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2018

	Face amount	Value
Corporate bonds—(continued)
Electric-integrated—(concluded)
Virginia Electric & Power Co. 3.450%, due 09/01/22	$60,000	$60,113
Vistra Energy Corp. 7.375%, due 11/01/22	150,000	156,188
Vistra Operations Co. LLC 5.500%, due 09/01/26[6]	85,000	86,513
Waste Pro USA, Inc. 5.500%, due 02/15/26[6]	25,000	24,125
		1,548,864
Energy-independent—0.45%
Anadarko Finance Co., Series B, 7.500%, due 05/01/31	20,000	25,038
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 10.000%, due 04/01/22[6]	45,000	49,725
California Resources Corp. 8.000%, due 12/15/22[6]	25,000	22,406
Canadian Natural Resources Ltd. 2.950%, due 01/15/23	80,000	77,402
Carrizo Oil & Gas, Inc. 6.250%, due 04/15/23	40,000	40,900
Chesapeake Energy Corp. 8.000%, due 12/15/22[6]	19,000	19,974
Continental Resources, Inc. 5.000%, due 09/15/22	80,000	80,991
Denbury Resources, Inc. 5.500%, due 05/01/22	30,000	27,075
7.500%, due 02/15/24[6]	10,000	10,163
9.000%, due 05/15/21[6]	10,000	10,750
Devon Energy Corp. 4.000%, due 07/15/21	50,000	50,703
Endeavor Energy Resources LP/EER Finance, Inc. 5.500%, due 01/30/26[6]	15,000	14,963
Extraction Oil & Gas, Inc. 5.625%, due 02/01/26[6]	15,000	14,044
Gulfport Energy Corp. 6.000%, due 10/15/24	50,000	49,375
6.375%, due 05/15/25	75,000	74,344
Halcon Resources Corp. 6.750%, due 02/15/25	35,000	32,681
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 10/01/25[6]	40,000	39,700
MEG Energy Corp. 6.500%, due 01/15/25[6]	15,000	14,925
7.000%, due 03/31/24[6]	15,000	13,631
Noble Energy, Inc. 5.050%, due 11/15/44	75,000	73,480
Oasis Petroleum, Inc. 6.250%, due 05/01/26[6]	35,000	35,612
6.875%, due 03/15/22	34,000	34,637
Occidental Petroleum Corp. 3.400%, due 04/15/26	50,000	49,516
	Face amount	Value
Corporate bonds—(continued)
Energy-independent—(concluded)
Parsley Energy LLC/Parsley Finance Corp. 5.375%, due 01/15/25[6]	$60,000	$60,444
5.625%, due 10/15/27[6]	15,000	15,188
PDC Energy, Inc. 6.125%, due 09/15/24	25,000	24,875
QEP Resources, Inc. 5.250%, due 05/01/23	25,000	24,375
SM Energy Co. 6.125%, due 11/15/22	38,000	39,092
6.625%, due 01/15/27	10,000	10,313
Whiting Petroleum Corp. 6.250%, due 04/01/23	35,000	36,050
6.625%, due 01/15/26	30,000	31,200
WPX Energy, Inc. 5.250%, due 09/15/24	20,000	20,150
5.750%, due 06/01/26	35,000	35,306
		1,159,028
Energy-integrated—0.03%
BP Capital Markets PLC 3.062%, due 03/17/22	90,000	89,439
Energy-refining & marketing—0.05%
Calumet Specialty Products Partners LP/Calumet Finance Corp. 6.500%, due 04/15/21	20,000	19,700
Delek Logistics Partners LP/ Delek Logistics Finance Corp. 6.750%, due 05/15/25	50,000	50,000
Marathon Petroleum Corp. 4.750%, due 09/15/44	60,000	58,235
		127,935
Finance-diversified—0.23%
Bank of America Corp. 6.110%, due 01/29/37	150,000	173,325
Bank of America Corp. GMTN 2.625%, due 04/19/21	90,000	88,575
Bank of America Corp. MTN 4.200%, due 08/26/24	220,000	221,036
NFP Corp. 6.875%, due 07/15/25[6]	8,000	7,840
Quicken Loans, Inc. 5.250%, due 01/15/28[6]	50,000	45,812
5.750%, due 05/01/25[6]	60,000	59,400
		595,988
Finance-non-captive diversified—0.04%
Ally Financial, Inc. 4.125%, due 02/13/22	100,000	99,500
Finance-other—0.49%
Dana Financing Luxembourg Sarl 5.750%, due 04/15/25[6]	55,000	55,000
GE Capital International Funding Co. Unlimited Co. 2.342%, due 11/15/20	200,000	195,901

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2018

	Face amount	Value
Corporate bonds—(continued)
Finance-other—(concluded)
General Electric Co. MTN 4.650%, due 10/17/21	$100,000	$104,095
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.250%, due 02/01/22	35,000	35,959
International Lease Finance Corp. 5.875%, due 08/15/22	320,000	340,718
KfW 2.250%, due 04/18/36[10]	105,000	60,739
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 5.250%, due 10/01/25[6]	65,000	61,019
Navient Corp. MTN 7.250%, due 01/25/22	50,000	52,875
8.000%, due 03/25/20	45,000	47,711
Park Aerospace Holdings Ltd. 4.500%, due 03/15/23[6]	25,000	24,719
5.500%, due 02/15/24[6]	50,000	51,375
Springleaf Finance Corp. 5.625%, due 03/15/23	35,000	34,912
8.250%, due 12/15/20	125,000	135,156
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.750%, due 06/15/22[6]	55,000	56,650
		1,256,829
Food/beverage—0.28%
Albertsons Cos. LLC/Safeway, Inc./New Albertson's LP/Albertson's LLC 6.625%, due 06/15/24	20,000	19,300
Anheuser-Busch InBev Finance, Inc. 4.700%, due 02/01/36	150,000	152,057
4.900%, due 02/01/46	30,000	30,488
JBS USA LUX SA/JBS USA Finance, Inc. 6.750%, due 02/15/28[6]	50,000	48,000
7.250%, due 06/01/21[6]	35,000	35,394
Kraft Heinz Foods Co. 5.000%, due 06/04/42	40,000	38,374
5.200%, due 07/15/45	20,000	19,440
PepsiCo, Inc. 4.875%, due 11/01/40	60,000	66,267
Post Holdings, Inc. 5.500%, due 03/01/25[6]	45,000	44,887
The Kroger Co. 2.800%, due 08/01/22	100,000	97,404
3.850%, due 08/01/23	160,000	161,643
		713,254
Gaming—0.08%
Jacobs Entertainment, Inc. 7.875%, due 02/01/24[6]	35,000	36,925
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.500%, due 09/01/26	38,000	36,195
Penn National Gaming, Inc. 5.625%, due 01/15/27[6]	80,000	77,062
	Face amount	Value
Corporate bonds—(continued)
Gaming—(concluded)
Scientific Games International, Inc. 10.000%, due 12/01/22	$55,000	$58,168
		208,350
Gas distributors—0.04%
Sempra Energy 9.800%, due 02/15/19	90,000	92,761
Gas pipelines—0.57%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.750%, due 05/20/27	40,000	39,500
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.125%, due 11/15/22[6]	75,000	76,498
Cheniere Corpus Christi Holdings LLC 5.875%, due 03/31/25	80,000	85,000
Energy Transfer Partners LP 9.000%, due 04/15/19	110,000	114,186
Enterprise Products Operating LLC 2.850%, due 04/15/21	40,000	39,580
Genesis Energy LP/Genesis Energy Finance Corp. 6.000%, due 05/15/23	50,000	49,187
6.250%, due 05/15/26	35,000	32,988
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, due 02/15/26[6]	65,000	65,487
Kinder Morgan Energy Partners LP 5.000%, due 10/01/21	185,000	192,724
Kinder Morgan, Inc. 5.550%, due 06/01/45	120,000	124,880
MPLX LP 4.875%, due 06/01/25	70,000	72,671
NGPL PipeCo LLC 4.875%, due 08/15/27[6]	35,000	35,271
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23	25,000	25,531
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	180,000	185,102
Sunoco Logistics Partners Operations LP 4.000%, due 10/01/27	50,000	47,802
5.400%, due 10/01/47	100,000	97,779
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.500%, due 01/15/28[6]	30,000	30,300
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.000%, due 01/15/28[6]	75,000	72,844
The Williams Cos., Inc. 4.300%, due 03/04/24	80,000	80,952
		1,468,282
Health care—0.44%
Abbott Laboratories 3.750%, due 11/30/26	110,000	109,061

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2018

	Face amount	Value
Corporate bonds—(continued)
Health care—(concluded)
Centene Corp. 5.375%, due 06/01/26[6]	$25,000	$25,808
6.125%, due 02/15/24	50,000	52,562
DaVita, Inc. 5.000%, due 05/01/25	65,000	61,587
DJO Finance LLC/DJO Finance Corp. 8.125%, due 06/15/21[6]	30,000	30,984
Medtronic, Inc. 4.375%, due 03/15/35	115,000	120,005
Molina Healthcare, Inc. 4.875%, due 06/15/25[6]	30,000	29,625
MPH Acquisition Holdings LLC 7.125%, due 06/01/24[6]	30,000	31,050
Tenet Healthcare Corp. 4.625%, due 07/15/24	35,000	34,284
5.125%, due 05/01/25	25,000	24,844
8.125%, due 04/01/22	120,000	126,750
Thermo Fisher Scientific, Inc. 5.300%, due 02/01/44	60,000	66,900
UnitedHealth Group, Inc. 4.625%, due 07/15/35	90,000	96,357
WellCare Health Plans, Inc. 5.250%, due 04/01/25	65,000	66,462
Zimmer Biomet Holdings, Inc. 2.700%, due 04/01/20	200,000	198,352
4.250%, due 08/15/35	50,000	47,547
		1,122,178
Health care providers & services—0.01%
Hologic, Inc. 4.375%, due 10/15/25[6]	10,000	9,625
4.625%, due 02/01/28[6]	10,000	9,375
		19,000
Home construction—0.05%
AV Homes, Inc. 6.625%, due 05/15/22	20,000	20,450
Beazer Homes USA, Inc. 5.875%, due 10/15/27	25,000	21,312
M/I Homes, Inc. 5.625%, due 08/01/25	40,000	37,500
Shea Homes LP/Shea Homes Funding Corp. 5.875%, due 04/01/23[6]	45,000	44,550
		123,812
Household durables—0.02%
Lennar Corp. 4.750%, due 11/29/27	30,000	28,613
5.250%, due 06/01/26	25,000	24,742
		53,355
Insurance-life—0.11%
Aon PLC 3.875%, due 12/15/25	60,000	60,036
MetLife, Inc. 4.125%, due 08/13/42	80,000	76,691
	Face amount	Value
Corporate bonds—(continued)
Insurance-life—(concluded)
Prudential Financial, Inc. MTN 6.625%, due 06/21/40	$60,000	$75,884
The Hartford Financial Services Group, Inc. 5.950%, due 10/15/36	70,000	82,265
		294,876
Insurance-personal & casualty—0.02%
HUB International Ltd. 7.000%, due 05/01/26[6]	50,000	49,678
Leisure—0.05%
NCL Corp. Ltd. 4.750%, due 12/15/21[6]	36,000	36,225
Viking Cruises Ltd. 5.875%, due 09/15/27[6]	65,000	63,863
VOC Escrow Ltd. 5.000%, due 02/15/28[6]	40,000	38,533
		138,621
Lodging—0.08%
Boyne USA, Inc. 7.250%, due 05/01/25[6]	20,000	21,200
Caesars Resort Collection LLC/CRC Finco, Inc. 5.250%, due 10/15/25[6]	35,000	33,469
Hilton Domestic Operating Co., Inc. 4.250%, due 09/01/24	35,000	34,037
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp. 6.750%, due 11/15/21[6]	40,000	41,400
10.250%, due 11/15/22[6]	60,000	65,250
		195,356
Machinery-diversified—0.10%
BlueLine Rental Finance Corp./BlueLine Rental LLC 9.250%, due 03/15/24[6]	30,000	31,500
Cloud Crane LLC 10.125%, due 08/01/24[6]	90,000	97,875
John Deere Capital Corp. MTN 2.450%, due 09/11/20	40,000	39,590
SPX FLOW, Inc. 5.625%, due 08/15/24[6]	34,000	34,085
Tennant Co. 5.625%, due 05/01/25	30,000	30,228
United Rentals North America, Inc. 4.875%, due 01/15/28	35,000	33,360
		266,638
Manufacturing-diversified—0.02%
Mueller Water Products, Inc. 5.500%, due 06/15/26[6]	45,000	45,225
Media-broadcast/outdoor—0.27%
21st Century Fox America, Inc. 4.950%, due 10/15/45	120,000	131,237

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2018

	Face amount	Value
Corporate bonds—(continued)
Media-broadcast/outdoor—(concluded)
CBS Radio, Inc. 7.250%, due 11/01/24[6]	$40,000	$38,300
Clear Channel Worldwide Holdings, Inc., Series A, 6.500%, due 11/15/22	100,000	101,875
Series B, 7.625%, due 03/15/20	50,000	50,187
Netflix, Inc. 5.875%, due 02/15/25	100,000	103,250
Nexstar Broadcasting, Inc. 5.625%, due 08/01/24[6]	50,000	49,135
Nielsen Finance LLC/Nielsen Finance Co. 5.000%, due 04/15/22[6]	75,000	72,829
Sirius XM Radio, Inc. 5.375%, due 04/15/25[6]	100,000	101,500
The Walt Disney Co. GMTN 2.150%, due 09/17/20	50,000	49,302
		697,615
Media-cable—0.43%
Altice France SA 6.250%, due 05/15/24[6]	200,000	197,500
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, due 05/01/27[6]	20,000	19,075
5.750%, due 02/15/26[6]	85,000	85,000
5.875%, due 04/01/24[6]	150,000	153,000
5.875%, due 05/01/27[6]	75,000	74,531
Comcast Corp. 3.969%, due 11/01/47	135,000	122,203
DISH DBS Corp. 5.875%, due 11/15/24	75,000	65,250
NBCUniversal Media LLC 4.375%, due 04/01/21	40,000	41,204
TCI Communications, Inc. 7.875%, due 02/15/26	50,000	61,410
Time Warner Cable, Inc. 6.550%, due 05/01/37	25,000	26,996
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	35,000	40,701
Unitymedia GmbH 6.125%, due 01/15/25[6]	200,000	209,000
		1,095,870
Media-diversified—0.04%
TEGNA, Inc. 6.375%, due 10/15/23	100,000	103,625
Media-non cable—0.07%
Intelsat Jackson Holdings SA 5.500%, due 08/01/23	125,000	114,025
7.500%, due 04/01/21	25,000	25,156
8.000%, due 02/15/24[6]	20,000	21,050
9.750%, due 07/15/25[6]	25,000	26,469
		186,700
	Face amount	Value
Corporate bonds—(continued)
Metals & mining—0.19%
Alcoa Nederland Holding BV 6.750%, due 09/30/24[6]	$10,000	$10,600
Freeport-McMoRan, Inc. 4.550%, due 11/14/24	25,000	24,063
5.450%, due 03/15/43	30,000	26,763
6.875%, due 02/15/23	15,000	16,013
Hudbay Minerals, Inc. 7.250%, due 01/15/23[6]	35,000	35,612
7.625%, due 01/15/25[6]	25,000	25,406
Novelis Corp. 5.875%, due 09/30/26[6]	50,000	48,690
Southern Copper Corp. 6.750%, due 04/16/40	90,000	106,368
Teck Resources Ltd. 6.250%, due 07/15/41	95,000	100,016
TMS International Corp. 7.250%, due 08/15/25[6]	50,000	50,375
United States Steel Corp. 6.650%, due 06/01/37	15,000	13,275
Vale Overseas Ltd. 4.375%, due 01/11/22	37,000	37,192
		494,373
Oil & gas—0.54%
Callon Petroleum Co. 6.125%, due 10/01/24	50,000	51,125
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.750%, due 04/01/25	35,000	35,744
Diamondback Energy, Inc. 5.375%, due 05/31/25	15,000	15,338
Ecopetrol SA 5.375%, due 06/26/26	225,000	232,312
Ensco PLC 5.200%, due 03/15/25	25,000	20,906
5.750%, due 10/01/44	10,000	7,275
7.750%, due 02/01/26	25,000	23,875
Equinor ASA 4.800%, due 11/08/43	50,000	54,695
Marathon Oil Corp. 4.400%, due 07/15/27	200,000	200,151
Noble Holding International Ltd. 6.200%, due 08/01/40	15,000	11,100
Petrobras Global Finance BV 7.375%, due 01/17/27	50,000	49,585
8.375%, due 05/23/21	50,000	54,575
Petroleos Mexicanos 3.500%, due 01/30/23	160,000	150,936
6.500%, due 03/13/27	180,000	182,232
Precision Drilling Corp. 5.250%, due 11/15/24	35,000	33,338
7.750%, due 12/15/23	15,000	15,863
Rowan Cos., Inc. 7.375%, due 06/15/25	25,000	24,000

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2018

	Face amount	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500%, due 08/15/22	$60,000	$59,700
Suncor Energy, Inc. 4.000%, due 11/15/47	50,000	46,943
Sunoco LP/Sunoco Finance Corp. 5.875%, due 03/15/28[6]	15,000	14,363
Transocean Guardian Ltd. 5.875%, due 01/15/24[6]	10,000	10,050
Transocean Pontus Ltd. 6.125%, due 08/01/25[6]	10,000	10,200
Transocean, Inc. 9.000%, due 07/15/23[6]	65,000	70,119
		1,374,425
Oil field equipment & services—0.05%
Calfrac Holdings LP 8.500%, due 06/15/26[6]	35,000	33,337
Transocean Phoenix 2 Ltd. 7.750%, due 10/15/24[6]	21,250	22,445
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 04/01/26[6]	25,000	25,750
Weatherford International Ltd. 7.750%, due 06/15/21	40,000	39,200
9.875%, due 02/15/24	15,000	14,175
		134,907
Packaging & containers—0.09%
BWAY Holding Co. 7.250%, due 04/15/25[6]	25,000	24,375
Crown Americas LLC/Crown Americas Capital Corp. VI 4.750%, due 02/01/26[6]	25,000	24,000
Flex Acquisition Co., Inc. 7.875%, due 07/15/26[6]	65,000	65,082
OI European Group BV 4.000%, due 03/15/23[6]	15,000	14,231
Owens-Brockway Glass Container, Inc. 5.875%, due 08/15/23[6]	75,000	76,875
Trident Merger Sub, Inc. 6.625%, due 11/01/25[6]	25,000	23,656
		228,219
Pharmaceuticals—0.48%
AbbVie, Inc. 2.500%, due 05/14/20	120,000	118,885
3.200%, due 05/14/26	30,000	28,251
Actavis Funding SCS 3.000%, due 03/12/20	50,000	49,864
3.800%, due 03/15/25	90,000	89,138
Bausch Health Cos., Inc. 5.875%, due 05/15/23[6]	90,000	86,040
6.500%, due 03/15/22[6]	50,000	51,750
7.000%, due 03/15/24[6]	60,000	63,300
9.000%, due 12/15/25[6]	45,000	47,587
	Face amount	Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Biogen, Inc. 4.050%, due 09/15/25	$100,000	$101,090
5.200%, due 09/15/45	50,000	53,665
Eagle Holding Co. II LLC 7.625% Cash, or, 8.375% PIK,
7.625%, due 05/15/22[6,8]	10,000	10,125
Elanco Animal Health, Inc. 4.272%, due 08/28/23[6]	20,000	20,084
4.900%, due 08/28/28[6]	5,000	5,038
Eli Lilly & Co. 2.350%, due 05/15/22	80,000	78,206
Endo Finance LLC 5.750%, due 01/15/22[6]	25,000	23,125
Jaguar Holding Co. II/Pharmaceutical Product Development LLC 6.375%, due 08/01/23[6]	50,000	50,250
Mylan NV 3.950%, due 06/15/26	150,000	142,253
Pfizer, Inc. 7.200%, due 03/15/39	120,000	166,540
Shire Acquisitions Investments Ireland DAC 2.400%, due 09/23/21	50,000	48,315
		1,233,506
Railroads—0.08%
Burlington Northern Santa Fe LLC 5.150%, due 09/01/43	60,000	67,653
Norfolk Southern Corp. 3.250%, due 12/01/21	70,000	69,852
Union Pacific Corp. 4.050%, due 11/15/45	70,000	67,222
		204,727
Real estate investment trusts—0.11%
AvalonBay Communities, Inc. MTN 3.450%, due 06/01/25	70,000	68,850
Boston Properties LP 2.750%, due 10/01/26	40,000	36,600
ERP Operating LP 4.750%, due 07/15/20	35,000	35,869
Ventas Realty LP 3.500%, due 02/01/25	35,000	33,761
3.750%, due 05/01/24	90,000	89,126
VEREIT Operating Partnership LP 4.875%, due 06/01/26	15,000	15,233
		279,439
Restaurants—0.05%
1011778 BC ULC/New Red Finance, Inc. 5.000%, due 10/15/25[6]	40,000	38,600
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750%, due 06/01/27[6]	35,000	33,338
McDonald's Corp. MTN 2.100%, due 12/07/18	40,000	39,966
4.875%, due 12/09/45	20,000	20,856
		132,760

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2018

	Face amount	Value
Corporate bonds—(continued)
Retail-specialty—0.14%
Beacon Roofing Supply, Inc. 6.375%, due 10/01/23	$25,000	$25,687
CVS Health Corp. 3.500%, due 07/20/22	60,000	59,683
4.300%, due 03/25/28	165,000	163,756
JC Penney Corp., Inc. 5.875%, due 07/01/23[6]	25,000	22,438
The Home Depot, Inc. 2.125%, due 09/15/26	50,000	45,121
3.350%, due 09/15/25	40,000	39,808
		356,493
Technology-hardware—0.07%
Equinix, Inc. 5.375%, due 05/15/27	65,000	66,137
NCR Corp. 6.375%, due 12/15/23	75,000	75,281
Western Digital Corp. 4.750%, due 02/15/26	50,000	49,022
		190,440
Technology-software—0.53%
Apple, Inc. 3.850%, due 05/04/43	210,000	202,456
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.125%, due 01/15/25	40,000	36,994
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.750%, due 03/01/25[6]	40,000	39,100
CommScope Technologies Finance LLC 6.000%, due 06/15/25[6]	75,000	77,625
Dell International LLC/EMC Corp. 4.420%, due 06/15/21[6]	50,000	50,849
6.020%, due 06/15/26[6]	100,000	105,937
First Data Corp. 5.750%, due 01/15/24[6]	30,000	30,600
Infor US, Inc. 6.500%, due 05/15/22	100,000	101,297
Iron Mountain, Inc. 5.250%, due 03/15/28[6]	40,000	37,850
Microsoft Corp. 2.375%, due 02/12/22	180,000	176,578
4.450%, due 11/03/45	170,000	184,113
MSCI, Inc. 5.375%, due 05/15/27[6]	15,000	15,413
5.750%, due 08/15/25[6]	25,000	26,125
Oracle Corp. 2.500%, due 05/15/22	80,000	78,331
5.375%, due 07/15/40	70,000	80,568
Texas Instruments, Inc. 1.650%, due 08/03/19	30,000	29,742
1.850%, due 05/15/22	90,000	86,159
		1,359,737
	Face amount	Value
Corporate bonds—(concluded)
Telecom-wireless—0.10%
America Movil SAB de CV 3.125%, due 07/16/22	$40,000	$39,274
Rogers Communications, Inc. 5.000%, due 03/15/44	40,000	41,632
Sprint Corp. 7.625%, due 02/15/25	75,000	79,594
T-Mobile USA, Inc. 6.375%, due 03/01/25	100,000	104,000
		264,500
Telephone-integrated—0.42%
AT&T, Inc. 4.350%, due 06/15/45	70,000	59,884
6.000%, due 08/15/40	170,000	179,023
CenturyLink, Inc., Series P, 7.600%, due 09/15/39	30,000	26,850
Deutsche Telekom International Finance BV 8.750%, due 06/15/30[11]	50,000	67,634
Frontier Communications Corp. 8.500%, due 04/01/26[6]	20,000	18,816
9.000%, due 08/15/31	55,000	32,588
11.000%, due 09/15/25	30,000	22,950
Level 3 Financing, Inc. 5.375%, due 05/01/25	100,000	98,750
Sprint Capital Corp. 8.750%, due 03/15/32	55,000	60,775
Verizon Communications, Inc. 3.376%, due 02/15/25	323,000	314,386
4.522%, due 09/15/48	105,000	98,558
Windstream Services LLC/Windstream Finance Corp. 9.000%, due 06/30/25[6]	28,000	20,230
Zayo Group LLC/Zayo Capital, Inc. 5.750%, due 01/15/27[6]	65,000	65,163
		1,065,607
Tobacco—0.15%
Altria Group, Inc. 9.250%, due 08/06/19	110,000	116,372
BAT Capital Corp. 3.222%, due 08/15/24[6]	70,000	66,923
Philip Morris International, Inc. 2.900%, due 11/15/21	130,000	128,940
Reynolds American, Inc. 5.700%, due 08/15/35	70,000	75,511
		387,746
Transportation services—0.05%
FedEx Corp. 4.550%, due 04/01/46	130,000	127,364
Total corporate bonds (cost—$26,375,096)		25,914,635

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2018

	Face amount	Value
Loan assignment—0.00%†
Finance-other—0.00%†
Squaretwo Financial Corp. 11.000%, due 05/24/19[2,3,4] (cost—$30,696)	$37,301	$4
Non-US government obligations—0.47%
Chile Government International Bond 3.250%, due 09/14/21	100,000	99,750
Colombia Government International Bond 8.125%, due 05/21/24	260,000	313,560
Israel Government International Bond 5.500%, due 09/18/33	175,000	218,183
Mexico Government International Bond 4.150%, due 03/28/27	170,000	167,705
Mexico Government International Bond MTN 6.750%, due 09/27/34	40,000	47,600
Panama Government International Bond 6.700%, due 01/26/36	90,000	111,712
8.875%, due 09/30/27	60,000	81,450
Poland Government International Bond 5.000%, due 03/23/22	35,000	36,914
Uruguay Government International Bond 4.125%, due 11/20/45	130,000	120,835
Total non-US government obligations (cost—$1,224,029)		1,197,709
Municipal bonds and notes—0.22%
California—0.15%
State of California (Build America Bonds) 7.550%, due 04/01/39	255,000	378,172
New York—0.02%
Metropolitan Transportation Authority Revenue (Build America Bonds) 6.668%, due 11/15/39	40,000	53,051
	Face amount	Value
Municipal bonds and notes—(concluded)
Tennessee—0.05%
Tennessee Valley Authority 2.875%, due 09/15/24	$120,000	$119,177
Total municipal bonds and notes (cost—$523,940)		550,400
	Number of shares
Short-term investment—15.85%
Investment companies—15.85%
State Street Institutional U.S. Government Money Market Fund (cost—$40,708,418)	40,708,418	40,708,418
Investment of cash collateral from securities loaned—0.92%
Money market fund—0.92%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$2,365,373)	2,365,373	2,365,373

	Number of contracts	Notional amount
Options purchased—0.54%
Call options—0.54%
NASDAQ 100 Stock Index, strike @ 7,900, expires 12/21/18	37	$29,230,000	643,800
S&P 500 Index, strike @ 2,900, expires 12/21/18	92	26,680,000	736,000
Total options purchased (cost—$887,256)			1,379,800
Total investments (cost—$234,148,182)—99.91%			256,539,015
Other assets in excess of liabilities—0.09%			227,295
Net assets—100.00%			$256,766,310

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 26.

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2018

Futures contracts

Number of contracts		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
442	Russell 1000 Value Index Futures	September 2018	$26,886,530	$27,569,750	$683,220
196	Russell 2000 Mini Index Futures	September 2018	16,526,818	17,057,880	531,062
US Treasury futures buy contracts:
78	US Treasury Note 10 Year Futures	December 2018	$9,387,536	$9,380,719	$(6,817)
			$52,800,884	$54,008,349	$1,207,465
Index futures sell contracts:
89	NASDAQ 100 E-Mini Index Futures	September 2018	$(12,863,303)	$(13,637,025)	$(773,722)
US Treasury futures sell contracts:
87	US Treasury Note 2 Year Futures	December 2018	$(18,390,858)	$(18,388,266)	$2,592
			$(31,254,161)	$(32,025,291)	$(771,130)
					$436,335

Centrally cleared credit default swap agreements on credit indices—buy protection12

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Upfront payments received	Value	Unrealized depreciation
CDX North America High Yield 30 Index	USD	11,900	06/20/23	Quarterly	5.000%	$647,307	$(936,291)	$(288,984)
CDX North America Investment Grade 30 Index	USD	7,500	06/20/23	Quarterly	1.000	126,447	(146,860)	(20,413)
						$773,754	$(1,083,151)	$(309,397)

Total return swap agreement

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Payments received by the Portfolio[13]	Upfront payments received (made)	Value	Unrealized appreciation
JPMCB	USD	1,500	09/20/18	Quarterly	3 month USD LIBOR	IBOXX Liquid High Yield Index	$—	$32,230	$32,230

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2018

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of August 31, 2018 in valuing the Fund's investments. In the event the Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$112,644,213	$—	$—	$112,644,213
Investment companies	14,950,115	—	—	14,950,115
Preferred stock	—	—	0	0
US government obligations	—	29,120,903	—	29,120,903
Mortgage & agency debt securities	—	14,682,066	—	14,682,066
Asset-backed securities	—	6,903,886	—	6,903,886
Commercial mortgage-backed securities	—	6,121,493	—	6,121,493
Corporate bonds	—	25,914,635	—	25,914,635
Loan assignment	—	—	4	4
Non-US government obligations	—	1,197,709	—	1,197,709
Municipal bonds and notes	—	550,400	—	550,400
Short-term investment	—	40,708,418	—	40,708,418
Investment of cash collateral from securities loaned	—	2,365,373	—	2,365,373
Options purchased	1,379,800	—	—	1,379,800
Futures contracts	1,216,874	—	—	1,216,874
Swap agreements	—	32,230	—	32,230
Total	$130,191,002	$127,597,113	$4	$257,788,119
Liabilities
Futures contracts	$(780,539)	$—	$—	$(780,539)
Swap agreements	—	(1,083,151)	—	(1,083,151)
Total	$(780,539)	$(1,083,151)	$—	$(1,863,690)

At August 31, 2018, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Fund's investments that was valued using unobservable inputs for the year ended August 31, 2018:

	Preferred stock	Loan assignment
Beginning balance	$0	$19,616
Purchases	—	—
Sales	—	(7,689)
Accrued discounts/(premiums)	—	7,470
Total realized gain/(loss)	—	2,628
Net change in unrealized appreciation/depreciation	—	(22,021)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$0	$4

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at August 31, 2018 was $(22,021).

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2018

Portfolio footnotes

†  Amount represents less than 0.005%

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Significant unobservable inputs were used in the valuation of this security; i.e. a Level 3 security.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

4  Illiquid investment at period end. Illiquid assets, in the amount of $4, represented 0.00% of the Fund's net assets at period end.

5  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

6  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $11,473,530, represented 4.47% of the Fund's net assets at period end.

7  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

8  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

9  Perpetual investment. Date shown reflects the next call date.

10  Rate shown reflects annualized yield at the period end on zero coupon bond.

11  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

12  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

13  Payments made or received are based on the notional amount.

Portfolio acronyms:

ADR  American Depositary Receipt

DAC  Designated Activity Company

ETF  Exchange Traded Fund

FRN  Floating Rate Note

GMTN  Global Medium Term Note

GS  Goldman Sachs

JPMCB  JPMorgan Chase Bank

LIBID  London Interbank Bid Rate

LIBOR  London Interbank Offered Rate

MSCI  Morgan Stanley Capital International

MTN  Medium Term Note

OEM  Original Equipment Manufacturer

SPDR  Standard & Poor's Depository Receipts

TIPS  Treasury inflation protected securities

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of assets and liabilities
August 31, 2018

Assets:
Investments, at value (cost—$234,148,182)[1]	$256,539,015
Cash	5,000
Cash collateral on futures contracts	1,632,761
Cash collateral on swap agreements	422,335
Due from broker	178,953
Receivable for investments sold	24,514
Receivable for dividends and interest	792,318
Receivable for shares of beneficial interest sold	12,481
Receivable for foreign tax reclaims	24
Outstanding swap agreements, at value	32,230
Receivable for variation margin on futures contracts	436,939
Receivable for variation margin on centrally cleared swap agreements	112,004
Other assets	20,435
Total assets	260,209,009
Liabilities:
Payable for cash collateral from securities loaned	2,365,373
Payable for investments purchased	459,311
Payable for fund shares redeemed	284,312
Payable to affiliates	132,865
Accrued expenses and other liabilities	200,838
Total liabilities	3,442,699
Net assets	256,766,310
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	213,349,772
Accumulated undistributed net investment income	1,662,451
Accumulated net realized gain	19,204,086
Net unrealized appreciation	22,550,001
Net assets	$256,766,310
Class A
Net assets	$170,946,778
Shares outstanding	3,332,195
Net asset value per share	$51.30
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$54.29
Class C
Net assets	$56,623,153
Shares outstanding	1,149,763
Net asset value and offering price per share	$49.25
Class P
Net assets	$29,196,379
Shares outstanding	558,612
Net asset value and offering price per share	$52.27

1  Includes $5,418,956 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of operations
For the year ended August 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $371)	$1,655,684
Interest	3,190,849
Securities lending income	12,797
Total income	4,859,330
Expenses:
Investment management and administration fees	1,280,193
Service fees–Class A	421,077
Service and distribution fees–Class C	535,261
Transfer agency and related services fees–Class A	112,310
Transfer agency and related services fees–Class C	40,851
Transfer agency and related services fees–Class P	15,413
Professional services	181,955
Shareholder reports	120,371
Custody and accounting fees	62,279
State registration fees	53,478
Trustees' fees	17,905
Insurance expense	4,801
Interest expense	1,046
Other expenses	33,972
Total expenses	2,880,912
Net investment income	1,978,418
Net realized and unrealized gain (loss) from investment activities:
Net realized gain (loss) on:
Investments	16,102,401
Futures contracts	3,104,368
Swap agreements	(407,378)
Foreign currency transactions	(64)
Net realized gain	18,799,327
Change in net unrealized appreciation (depreciation) on:
Investments	3,189,159
Futures contracts	903,394
Swap agreements	(181,116)
Change in net unrealized appreciation (depreciation)	3,911,437
Net realized and unrealized gain from investment activities	22,710,764
Net increase in net assets resulting from operations	$24,689,182

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the years ended August 31,
	2018	2017
From operations:
Net investment income	$1,978,418	$1,181,246
Net realized gain	18,799,327	21,900,444
Change in net unrealized appreciation	3,911,437	2,719,679
Net increase in net assets resulting from operations	24,689,182	25,801,369
Dividends and distributions to shareholders from:
Net investment income–Class A	(900,941)	(673,497)
Net investment income–Class P	(226,637)	(172,237)
Net realized gains–Class A	(2,936,323)	—
Net realized gains–Class C	(1,121,306)	—
Net realized gains–Class P	(494,366)	—
Total dividends and distributions to shareholders	(5,679,573)	(845,734)
From beneficial interest transactions:
Proceeds from shares sold	7,007,214	9,696,496
Cost of shares redeemed	(29,681,697)	(27,446,539)
Shares issued on reinvestment of dividends and distributions	5,111,443	766,206
Net decrease in net assets from beneficial interest transactions	(17,563,040)	(16,983,837)
Net increase in net assets	1,446,569	7,971,798
Net assets:
Beginning of year	255,319,741	247,347,943
End of year	$256,766,310	$255,319,741
Accumulated undistributed net investment income	$1,662,451	$1,238,965

See accompanying notes to financial statements

UBS U.S. Allocation Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$47.61	$43.06	$40.23	$39.87	$33.85
Net investment income[1]	0.44	0.28	0.17	0.07	0.13
Net realized and unrealized gains	4.37	4.45	2.65	0.38	6.06
Net increase from payment by Advisor	—	—	0.01	—	—
Net increase from operations	4.81	4.73	2.83	0.45	6.19
Dividends from net investment income	(0.26)	(0.18)	—	(0.09)	(0.17)
Distributions from net realized gain	(0.86)	—	—	—	—
Total dividends and distributions	(1.12)	(0.18)	—	(0.09)	(0.17)
Net asset value, end of year	$51.30	$47.61	$43.06	$40.23	$39.87
Total investment return[2]	10.24%	11.03%	7.03%[3]	1.13%	18.35%
Ratios to average net assets:
Expenses	1.00%[4]	1.01%	1.02%	0.99%	1.00%
Net investment income	0.89%	0.63%	0.42%	0.16%	0.35%
Supplemental data:
Net assets, end of year (000's)	$170,947	$166,224	$157,979	$161,437	$175,249
Portfolio turnover	132%	253%	260%	283%	240%

Class C

	Years ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$45.79	$41.55	$39.11	$38.97	$33.17
Net investment income (loss)[1]	0.11	(0.05)	(0.13)	(0.24)	(0.15)
Net realized and unrealized gains	4.21	4.29	2.56	0.38	5.95
Net increase from payment by Advisor	—	—	0.01	—	—
Net increase from operations	4.32	4.24	2.44	0.14	5.80
Distributions from net realized gain	(0.86)	—	—	—	—
Net asset value, end of year	$49.25	$45.79	$41.55	$39.11	$38.97
Total investment return[2]	9.53%	10.20%	6.24%[3]	0.36%	17.49%
Ratios to average net assets:
Expenses	1.65%[4]	1.76%	1.77%	1.75%	1.75%
Net investment income (loss)	0.23%	(0.12)%	(0.33)%	(0.59)%	(0.41)%
Supplemental data:
Net assets, end of year (000's)	$56,623	$60,816	$65,752	$68,772	$74,707
Portfolio turnover	132%	253%	260%	283%	240%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  During the year ended August 31, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was not made, total return would have been 7.01% and 6.19% for Class A and Class C, respectively.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund
Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class P1

	Years ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$48.49	$43.84	$40.85	$40.45	$34.32
Net investment income[2]	0.58	0.42	0.29	0.18	0.24
Net realized and unrealized gains	4.45	4.53	2.69	0.38	6.15
Net increase from payment by Advisor	—	—	0.01	—	—
Net increase from operations	5.03	4.95	2.99	0.56	6.39
Dividends from net investment income	(0.39)	(0.30)	—	(0.16)	(0.26)
Distributions from net realized gain	(0.86)	—	—	—	—
Total dividends and distributions	(1.25)	—	—	—	—
Net asset value, end of year	$52.27	$48.49	$43.84	$40.85	$40.45
Total investment return[3]	10.52%	11.36%	7.32%[4]	1.40%	18.71%
Ratios to average net assets:
Expenses	0.74%[5]	0.73%	0.74%	0.73%	0.72%
Net investment income	1.16%	0.91%	0.69%	0.43%	0.63%
Supplemental data:
Net assets, end of year (000's)	$29,196	$28,279	$23,617	$24,749	$24,846
Portfolio turnover	132%	253%	260%	283%	240%

1  Effective July 28, 2014, Class Y shares were redesignated as Class P shares

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4  During the year ended August 31, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was made, total return would have been 7.29% for Class P.

5  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Notes to financial statements

Organization and significant accounting policies

UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as the principal underwriter for the Fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Fund currently offers Class A and Class P shares (formerly Class Y shares). Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): "Premium Amortization On Purchased Callable Debt Securities" ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018. Management is currently assessing the potential impact of these changes to future financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management is currently assessing the potential impact of these changes to future financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the specific identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon

UBS U.S. Allocation Fund

Notes to financial statements

after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class-specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests.

The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or,

UBS U.S. Allocation Fund

Notes to financial statements

lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests may be traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts, if any, are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps, if any, are valued using prices from the central counterparty clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") (formerly UBS AM Global Valuation Committee or GVC) the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various

UBS U.S. Allocation Fund

Notes to financial statements

factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund's Portfolio of investments.

Investments

Treasury Inflation Protected Securities—The Fund may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the U.S. Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Real estate investment trusts—The Fund may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial

UBS U.S. Allocation Fund

Notes to financial statements

paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Securities traded on to-be-announced basis—The Fund may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Mortgage-backed securities—The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates.

UBS U.S. Allocation Fund

Notes to financial statements

Asset-backed securities—The Fund may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund's portfolio footnotes.

Derivative instruments

Purchased options—The Fund may purchase put and call options in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts—The Fund may purchase or sell futures contracts as part of its investment strategy, to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin", generally are made or received by the Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Swap agreements—The Fund may engage in swap agreements, including, but not limited to, credit default and total return swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

UBS U.S. Allocation Fund

Notes to financial statements

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk,

UBS U.S. Allocation Fund

Notes to financial statements

liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in the Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended August 31, 2018.

Swap agreements entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of August 31, 2018, if any, is reflected in the Statement of assets and liabilities.

At August 31, 2018, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$2,592	$—	$—	$1,214,282	$1,216,874
Options purchased	—	—	—	1,379,800	1,379,800
Swap agreements	—	—	—	32,230	32,230
Total value	$2,592	$—	$—	$2,626,312	$2,628,904

UBS U.S. Allocation Fund

Notes to financial statements

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$(6,817)	$—	$—	$(773,722)	$(780,539)
Swap agreements	—	—	(1,083,151)	—	(1,083,151)
Total value	$(6,817)	$—	$(1,083,151)	$(773,722)	$(1,863,690)

During the period ended August 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Net realized gain (loss)[3]
Futures contracts	$(656,563)	$—	$—	$3,760,931	$3,104,368
Options purchased	(85,531)	—	—	1,033,807	948,276
Swap agreements	—	—	(447,765)	40,387	(407,378)
Total net realized gain (loss)	$(742,094)	$—	$(447,765)	$4,835,125	$3,645,266
Net change in unrealized appreciation (depreciation)[4]
Futures contracts	$(52,252)	$—	$—	$955,646	$903,394
Options purchased	—	—	—	498,489	498,489
Swap agreements	—	—	(184,253)	3,137	(181,116)
Net change in appreciation (depreciation)	$(52,252)	$—	$(184,253)	$1,457,272	$1,220,767

1  In the Statement of assets and liabilities, options purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value. Futures contracts are reported using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value. Futures contracts are reported using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gains (losses) from futures and swap agreements unless otherwise noted. The net realized gain (loss) of options purchased is shown in the Statement of operations in net realized gains (losses) from investments.

4  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation of futures and swap agreements, unless otherwise noted. The net change in unrealized appreciation/depreciation of options purchased is shown in the Statement of operations in net change in unrealized appreciation/depreciation of investments.

Offsetting of certain derivatives—The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The statement of assets and liabilities is presented gross of any netting.

UBS U.S. Allocation Fund

Notes to financial statements

At August 31, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts[1]	$1,216,874	$(780,539)
Options purchased	1,379,800	—
Swap agreements[1]	32,230	(1,083,151)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,628,904	(1,863,690)
Derivatives not subject to MNA or similar agreements	(2,596,674)	1,863,690
Total gross amount of assets and liabilities subject to MNA or similar agreements	$32,230	$—

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
JPMCB	$32,230	$—	$—	$32,230

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

Investment advisor and administrator fees and other transactions with affiliates

The Board has approved an Investment Advisory and Administration Contract (the "Advisory Contract"), under which UBS AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

UBS AM has agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets so that it is assessed as follows: $0 to $250 million—0.50%; in excess of $250 million up to $500 million—0.45%; in excess of $500 million up to $2 billion—0.40%; and over $2 billion—0.35%. Accordingly, for the period ended August 31, 2018, UBS AM did not waive any investment advisory and administration fees. At August 31, 2018, the Fund owed UBS AM $107,891 for investment advisory and administration fees.

UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) of Class A, Class C and Class P shares at a level not to exceed 1.15%, 1.90% and 0.90%, respectively through December 31, 2018. The Fund will repay UBS AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2015, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the period ended August 31, 2018, the Fund had no fee waivers/expense reimbursements subject to repayment.

During the period ended August 31, 2018, the Fund paid $108 in broker commissions to UBS Securities LLC, an affiliate of the investment advisor. These broker commissions are reflected in the Statement of assets and liabilities within

UBS U.S. Allocation Fund

Notes to financial statements

cost of investments, and in the Statement of operations within net realized gains (losses) from, and/or net change in unrealized appreciation/depreciation of investments and/or futures.

Service and distribution plans

UBS AM (US) is the principal underwriter of the Fund's shares. The Fund has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C shares. The Fund pays UBS AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class C shares. Effective July 12, 2018, the distribution fee for Class C shares was terminated. At August 31, 2018, the Fund owed UBS AM (US) $24,974 for service and distribution fees.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares. UBS AM (US) has informed the Fund that for the period ended August 31, 2018, it earned $37,186 in initial sales charges on Class A shares and $0 in deferred sales charges on Class C shares.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Fund. For the period ended August 31, 2018, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $65,313 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities, and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% of the market value for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total value securing the loan returns to at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At August 31, 2018, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security type held as non-cash collateral
$5,418,956	$2,365,373	$3,192,971	$5,558,344	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

UBS U.S. Allocation Fund

Notes to financial statements

The gross amount of recognized liabilities for securities lending transactions at August 31, 2018 was $2,365,373. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of the equity securities on loan are considered to be overnight and continuous.

Bank line of credit

The Fund participates with other funds managed or advised by UBS AM in a $125 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization. For the period ended August 31, 2018, the Fund did not borrow under the Committed Credit Facility.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the period ended August 31, 2018, the Fund paid brokerage commissions to Morgan Stanley in the amount of $6,701.

During the period ended August 31, 2018, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $55,118,355. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Purchases and sales of securities

For the period ended August 31, 2018, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $277,318,608 and $287,567,756, respectively.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

For the year ended August 31, 2018:

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	84,137	$4,159,378	4,935	$235,136	52,504	$2,612,700
Shares repurchased	(313,146)	(15,433,287)	(204,325)	(9,678,719)	(91,138)	(4,569,691)
Dividends reinvested	70,160	3,425,203	21,036	989,949	14,024	696,291
Net decrease	(158,849)	$(7,848,706)	(178,354)	$(8,453,634)	(24,610)	$(1,260,700)

UBS U.S. Allocation Fund

Notes to financial statements

For the year ended August 31, 2017:

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	110,969	$4,817,495	11,868	$516,918	96,587	$4,362,083
Shares repurchased	(302,612)	(13,589,278)	(266,353)	(11,320,278)	(55,821)	(2,536,983)
Dividends reinvested	13,704	599,129	—	—	3,760	167,077
Net increase (decrease)	(177,939)	$(8,172,654)	(254,485)	$(10,803,360)	44,526	$1,992,177

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended August 31, 2018 and August 31, 2017 were as follows:

Distributions paid from:	2018	2017
Ordinary Income	$1,115,632	$845,734
Long term realized capital gains	4,563,941	—

Aggregate cost for federal income tax purposes, including derivatives, was $234,595,472; and net unrealized appreciation, including derivatives consisted of:

Gross unrealized appreciation	$25,977,099
Gross unrealized depreciation	(4,669,032)
Net unrealized appreciation	21,308,067

At August 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,722,968
Undistributed long-term capital gain	16,275,463
Accumulated realized capital and other losses	(32,895)
Net unrealized appreciation of investments	21,451,002
Total accumulated earnings	$43,416,538

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and tax treatment of certain derivative instruments.

To reflect reclassifications arising from permanent "book/tax" differences for the fiscal year ending August 31, 2018, accumulated undistributed net investment income was decreased by $427,354, and accumulated net realized gain was increased by $427,354. These differences are primarily due to swap adjustments and paydown reclasses.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2018, the Fund had no net capital loss carryforward.

UBS U.S. Allocation Fund

Notes to financial statements

ASC 740-10 "Income Taxes-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed as of August 31, 2018 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended August 31, 2018, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended August 31, 2018, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent events

At the recommendation of UBS Asset Management (Americas) Inc., the Fund's investment advisor, the Board of Trustees of the Trust approved the closure of Class C shares of the Fund and the automatic conversion of Class C shares of the Fund into Class A shares of the Fund (the "Conversion").

Effective on July 12, 2018 (the "Closure Date"), the Fund ceased offering Class C shares. New or additional investments into Class C shares, including investments through an automatic investment plan, were not permitted after the Closure Date.

Effective on October 12, 2018 (the "Conversion Date"), all outstanding Class C shares of the Fund were automatically converted into Class A shares of the Fund. From the Closure Date to the Conversion Date (the "Conversion Period"), 12b-1 distribution fees (currently, 0.75% of average net assets) and any contingent deferred sales charges applicable to Class C shares were waived; 12b-1 service fees (currently, 0.25% of average net assets) continued to be assessed. Upon conversion each Class C shareholder will own Class A shares having an aggregate value equal to the aggregate value of Class C shares held by that shareholder as of the close of business on the Conversion Date. Any deferred sales charges applicable to Class C shares were waived in connection with the conversion to Class A shares, and the 12b-1 service fee currently applicable to Class A shares will apply to the converted shares. It is anticipated that the conversion of Class C shares into Class A shares will be tax-free for fund shareholders.

UBS U.S. Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
UBS U.S. Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of UBS U.S. Allocation Fund (the "Fund") (the sole fund constituting UBS Investment Trust) (the "Trust"), including the portfolio of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting UBS Investment Trust) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
October 29, 2018

UBS U.S. Allocation Fund

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the amount of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders is $1,073,557.

For the taxable year ended August 31, 2018, the Fund designates $1,077,783 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2019. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

UBS U.S. Allocation Fund

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

UBS U.S. Allocation Fund

Board approval of investment advisory and administration

agreement (unaudited)

Background—At a meeting of the board of UBS Investment Trust (the "Trust") on July 17-18, 2018, the members of the board, including the trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory and administration contract (the "Investment Advisory and Administration Contract") of the Trust with respect to its series, UBS U.S. Allocation Fund (the "Fund"), with UBS Asset Management (Americas) Inc. ("UBS AM"). In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM, as well as the advisory, administrative and distribution arrangements for the Fund. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session to review the disclosure that had been made to them. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board reviewed the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of the Fund's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Fund. The board's evaluation of the services provided by UBS AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Fund and had previously received information regarding the persons primarily responsible for the day-to-day management of the Fund. The board recognized that several senior personnel at UBS AM report to the board regularly and that at each regular meeting the board receives a detailed report from UBS AM on the Fund's performance. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $174 billion in assets under management as of March 31, 2018 and was part of the UBS Asset Management Division, which had approximately $831 billion in assets under management worldwide as of March 31, 2018. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Fund to UBS AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS AM. The board also reviewed and considered the written

UBS U.S. Allocation Fund

Board approval of investment advisory and administration

agreement (unaudited)

agreement between UBS AM and the Fund, which is separate from the Investment Advisory and Administration Contract, whereby UBS AM has agreed to permanently reduce its management fee based on the Fund's average daily net assets, which is discussed in more detail in the "Economies of Scale" section, and considered the actual fee rate (after taking this agreement into account) (the "Actual Management Fee"). Additionally, the board received and considered information comparing the Fund's Contractual Management Fee, Actual Management Fee and total expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group").

In addition, pursuant to a written fee waiver/expense reimbursement agreement, UBS AM is contractually obligated to waive its management fees and/or reimburse the Fund so that the Fund's ordinary total annual operating expenses through December 31, 2018 (excluding dividend expense, borrowing costs, interest expense relating to short sales, expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.15% for Class A shares, 1.90% for Class C shares and 0.90% for Class P (formerly Class Y) shares. It was noted that the Fund had announced the closure of its Class C shares and the automatic conversion of those shares into Class A shares of the Fund later this year. The board also considered that the Fund has agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Fund can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps.

In connection with its consideration of the Fund's management fees, the board also received information on UBS AM's standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund and those accounts. The board also received information on fees charged to other mutual funds managed by UBS AM.

The comparative Broadridge information showed that the Fund's Contractual Management Fee, Actual Management Fee and total expenses were below the respective medians in the Fund's Expense Group for the comparison periods utilized in the Broadridge report (lowest Contractual Management Fee and total expenses in the Expense Group). (Below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the Expense Group.)

In light of the foregoing, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Contract

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2018 and (b) annualized performance information for each year in the ten-year period ended April 30, 2018. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund's performance, including with respect to its benchmark index.

The comparative Broadridge information showed that the Fund's performance was above the median for all comparative periods. (Below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median.) Based on its review, the board concluded that the Fund's investment performance was acceptable.

UBS U.S. Allocation Fund

Board approval of investment advisory and administration

agreement (unaudited)

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Fund's assets grew, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The board noted that the Fund's Contractual Management Fee contained a single breakpoint and that the Fund's assets exceeded the breakpoint as of April 30, 2018. Accordingly, the board determined that actual economies of scale existed for the Fund.

While the Fund's Contractual Management Fee contained a single breakpoint, the board recognized that the Fund had entered into a separate agreement with UBS AM, whereby UBS AM agreed to permanently reduce its Contractual Management Fee by utilizing several additional breakpoints based on the Fund's average daily net assets, thereby achieving the same effect as if the Contractual Management Fee contained multiple breakpoints.

Generally, in light of UBS AM's profitability data, the Actual Management Fee, Contractual Management Fee, the breakpoint currently in place for the Fund and the current assets of the Fund, the board believed that UBS AM's sharing of current economies of scale with the Fund was acceptable.

Other benefits to UBS AM—The board considered other benefits received by UBS AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS AM's ongoing commitment to the Fund, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Advisory and Administration Contract. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Advisory and Administration Contract. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in private sessions with its independent legal counsel at which no representatives of UBS AM were present.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Fund's operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Meyer Feldberg[2]; 76 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001 (Trustee); Since November 2017 (Chairman of the Board of Trustees)

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989). From 1992 to 2016, Professor Feldberg was a director of Macy's, Inc. (operator of department stores). From 1997 to 2017, Professor Feldberg was a director of Revlon, Inc. (cosmetics).

Professor Feldberg is a director or trustee of 12 investment companies (consisting of 50 portfolios) for which UBS Asset Management (Americas) Inc. ("UBS AM") or one of its affiliates serves as investment advisor or manager.

Professor Feldberg is also a director of the New York City Ballet.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Alan S. Bernikow; 77 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to March 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

Mr. Bernikow is a director or trustee of 7 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee). He is also a director of FCB Financial Holdings, Inc. (banking) (and serves as the chair of its audit committee and member of the nominating and governance committee and compensation committee).

Richard R. Burt; 71 McLarty Associates 900 17th Street Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing director to McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a director or trustee of 7 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committee).

Bernard H. Garil; 78 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Mr. Garil is a director or trustee of 7 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), The Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Heather R. Higgins; 59 c/o Keith A. Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 7 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.	None

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 50	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of product control and investment support (previously named registered fund product control) of UBS Asset Management (Americas), Inc. and/or UBS Asset Management (US), Inc. ("UBS AM—Americas region"). Ms. Bubloski is vice president and assistant treasurer of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson*; 40	Vice President	Since November 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since October 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from 2008 through 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 60	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director and general counsel of UBS AM—Americas region (since 2006 and 2004, respectively). He has been secretary of UBS AM—Americas region (since 2004), and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since January 2017).

Joanne M. Kilkeary*; 50	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President); since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since October 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president, treasurer and principal accounting officer of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun*; 40	President	Since September 2018

Mr. Lasun is an executive director and head of product development and management for UBS AM—Americas region (since September 2018) (prior to which he was a senior fixed income product specialist from 2007 to September 2018, and had joined the firm in 2005). In this role, he oversees product development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

William Lawlor**; 31	Vice President and Assistant Secretary	Since May 2018

Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region since 2013. Prior to joining UBS AM—Americas region, Mr. Lawlor attended Kent College of Law, where he graduated in 2013. Mr. Lawlor is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy D. Osborn*; 52	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region since 2006)). Mrs. Osborn is a vice president and assistant treasurer of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Frank S. Pluchino***, 59	Chief Compliance Officer	Since November 2017

Mr. Pluchino is an executive director with UBS AM—Americas region and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 15 investment companies (consisting of 69 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 53	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey**; 33	Vice President and Assistant Secretary	Since May 2018

Mr. Stacey is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region, Mr. Stacey was a legal associate with the Chicago-based investment manager HFR Asset Management, LLC from 2009 through 2015. Mr. Stacey is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller*; 57	Vice President and Assistant Secretary	Since 1995

Mr. Weller is an executive director and senior associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

***  This person's business address is 787 Seventh Avenue, New York, New York 10019.

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Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Principal Officers

Igor Lasun
President

Mark F. Kemper
Vice President and Secretary

Joanne M. Kilkeary
Vice President, Treasurer and
Principal Accounting Officer

Robert Sabatino
Vice President

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2018. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S049

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow.  Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended August 31, 2018 and August 31, 2017, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $69,607 and $73,607, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended August 31, 2018 and August 31, 2017, the aggregate audit-related fees billed by EY for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,910 and $2,910, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2018 and 2017 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended August 31, 2018 and August 31, 2017, the aggregate tax fees billed by EY for professional services rendered to the registrant were approximately $20,475 and $12,325, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended August 31, 2018 and August 31, 2017, there were no fees billed by EY for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)  Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of September 14, 2017)” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.              Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS AM and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS AM and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS AM or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee has delegated its responsibility to pre-approve any such audit and permissible non-audit services not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after the pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee or the

Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with SEC rules on auditor independence. From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AM or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors.  Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS AM and any service providers controlling, controlled by or under common control with UBS AM that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)                Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2018 and August 31, 2017 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2018 and August 31, 2017 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2018 and August 31, 2017 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2018 and August 31, 2017 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2018 and August 31, 2017 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2018 and August 31, 2017 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           For the fiscal year ended August 31, 2018, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore, disclosure item not applicable for this filing.

(g)          For the fiscal years ended August 31, 2018 and August 31, 2017, the aggregate fees billed by EY of $220,625 and $75,235, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2018	2017
Covered Services	$23,385	$15,235
Non-Covered Services	197,240	60,000

(h)  The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant

Item 13.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)               (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)               (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)                Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	November 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	November 9, 2018

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	November 9, 2018